1© 2023 Laureate Education, Inc. Third Quarter 2023 Earnings Presentation November 2, 2023 Exhibit 99.2

2© 2023 Laureate Education, Inc. This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), and all statements we make relating to our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction are forward- looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 23, 2023, our subsequent Quarterly Reports on Form 10-Q filed, and to be filed, with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC. Forward Looking Statements

3© 2023 Laureate Education, Inc. In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of net income (loss), adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenue, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Adjusted EBITDA to Unlevered Free Cash Flow Conversion consists of Unlevered Free Cash Flow (which is defined as cash flows from operating activities, less capital expenditures, plus net cash interest expense) divided by Adjusted EBITDA. Adjusted EBITDA to Unlevered Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flows. Total debt, net of cash and cash equivalents (or net debt) consists of total gross debt, less total cash and cash equivalents. Net debt provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debt. Laureate’s calculations of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA and Free Cash Flow are reconciled from their respective GAAP measures in the attached tables “Non-GAAP Reconciliation”. We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local- currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation. . Presentation of Non-GAAP Measures

4© 2023 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding

5© 2023 Laureate Education, Inc. Executive Summary  Q3 results in-line with expectations  New and Total Enrollments up 9% and 6% YTD, respectively versus prior year period  Net Income of $36M in Q3; $5M improvement versus prior year period  FX rates weaker vs August, but still favorable versus prior year  Cash accretive business model with strong balance sheet – Year to date free cash flow increase of $23M vs YTD September prior year – Net Debt of $4M as of September 30th (essentially unlevered balance sheet)  Announcing special cash dividend of $0.70 per share to be paid on November 30th – Continued commitment to return capital to shareholders Strong Primary New Enrollment Intake for Mexico During Third Quarter Continued Commitment to Return Capital to Shareholders

6© 2023 Laureate Education, Inc. COMPELLING INVESTMENT CHARACTERISTICS

7© 2023 Laureate Education, Inc. Mexico Peru Combined Population (M) 129M 32M 161M Higher Education Students (000s) 5,058 1,811 6,869 Higher Education Gross Participation Rate1 34%2 52%2 37% Market Share for Private Institutions3 42% 73% 53% Large Markets with Low Penetration Rates in Higher Education Sources: UNESCO, World Bank, Secretaría de Educación Pública (Mexico), Superintendencia Nacional de Educación Superior Universitaria (Peru), Ministry of Education of Peru. Data as of year-end 2021. Attractive Markets with Strong Growth Opportunities Fueled by Increasing Participation Rates (1) Defined as total enrollments as compared to 18-24 year old population; European Union (EU) is based on management estimate. (2) Includes 12% participation in Technical/Vocation institutions in Peru, 1% in Mexico. (3) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 36%); for Peru based on total country. U.S. E.U. 62% 54%

# Leading University Portfolio in Mexico & Peru

| Country | Brand | | Founded | Enrollment @ 9/30/23 | Market Segment | QS Stars™ Overall | Ratings / Rankings |
|---|---|---|---|---|---|---|---|
| Mexico | UVM LAUREATE INTERNATIONAL UNIVERSITIES<br>Universidad del Valle de México (UVM) |  | 1960 | 114,200 | Premium/ Traditional | ★★★★ | ▪ Ranked Top 10 university in Mexico<br>▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness |
| Mexico | UNITEC Universidad Tecnológica de México<br>Universidad Tecnológica de México (UNITEC) |  | 1966 | 134,300 | Value/ Teaching | ★★★ | ▪ Largest private university in Mexico<br>▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness |
| Peru | Universidad Peruana de Ciencias Aplicadas (UPC) |  | 1994 | 69,700 | Premium/ Traditional | ★★★★ | ▪ Ranked Top 5 university in Peru<br>▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness |
| Peru | UPN UNIVERSIDAD PRIVADA DEL NORTE<br>Universidad Privada del Norte (UPN) |  | 1994 | 118,500 | Value/ Teaching | ★★★★ | ▪ 3rd largest private university in Peru<br>▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness |
| Peru | CIBERTEC<br>CIBERTEC |  | 1983 | 22,000 | Technical/ Vocational | | ▪ 2nd largest private technical / vocational institute in Peru |

***Operating Leading Brands in Attractive Market Segments***

Sources: QS Stars™, Guía Universitaria (UVM), AmericaEconomia (UPC)

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9© 2023 Laureate Education, Inc. Q3 & YTD 2023 PERFORMANCE RESULTS

# 2023 Third Quarter – Financial Summary

| ($ in millions) (Enrollments rounded to the nearest thousand) | Q3 '23 Results | Variance Vs. Q3 '22 As Reported | Variance Vs. Q3 '22 Organic/CC[1] | Notes |
|---|---|---|---|---|
| New Enrollment | 115K | 6% | 6% | • Mexico +7% (up 4% adjusted for timing of intake close -- on top of 17% increase during PY primary intake)<br>• Peru +2% |
| Total Enrollment | 459K | 6% | 6% | • Mexico +9%<br>• Peru +4% |
| Revenue | $362 | 20% | 8% | • Enrollment growth and price/mix |
| Adj. EBITDA | $78 | 8% | (2%) | • Q3 impacted by shifting of expenses from 1H, as discussed on prior earnings call |
| Adj. EBITDA margin | 21.7% | (250 bps) | (219 bps) | |

***Strong Primary Intake for Mexico During Third Quarter***

(1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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# 2023 Q3 YTD – Financial Summary

| ($ in millions) (Enrollments rounded to the nearest thousand) | Q3 YTD '23 | Variance Vs. Q3 YTD '22 | | Notes |
|---|---|---|---|---|
| | Results | As Reported | Organic/CC[1] | |
| New Enrollment | 233K | 9% | 9% | • Strong intakes during 2023<br>• Mexico +10%, Peru +9% |
| Total Enrollment | 459K | 6% | 6% | • Mexico +9%<br>• Peru +4% |
| Revenue | $1,075 | 20% | 11% | • Enrollment growth and price/mix |
| Adj. EBITDA | $287 | 18% | 10% | • Growth and productivity gains, partially offset by return to campus expenses and expense timing |
| Adj. EBITDA margin | 26.7% | (52 bps) | (28 bps ) | |

***Strong Operating Performance & Efficiency Initiatives Driving Growth in Revenue and Adjusted EBITDA***

(1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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12© 2023 Laureate Education, Inc. SEGMENT RESULTS

# Mexico Segment Results

| ($ in millions) (Enrollments rounded to the nearest thousand) | Q3 Results: Q3 '23 | Q3 Results: Organic/CC Vs. Q3 '22 (1) | Q3 YTD Results: Q3 YTD '23 | Q3 YTD Results: Organic/CC Vs. Q3 YTD '22 (1) | Notes |
|---|---|---|---|---|---|
| New Enrollment | 87K | 7% | 147K | 10% | • Primary intake in Q3 up 4% adjusted for timing of intake close (on top of 17% increase during PY primary intake) |
| Total Enrollment | 249K | 9% | 249K | 9% | • Driven by YTD new enrollment |
| Revenue | $185 | 6% | $560 | 13% | • Driven by enrollment growth and price/mix |
| Adj. EBITDA | $22 | (23%) | $109 | 19% | • Q3 impacted by expense timing<br>• Strong growth and productivity gains YTD, partially offset by return to face-to-face classes at campuses |
| Adj. EBITDA margin | 11.8% | (434 bps) | 19.5% | 96 bps | • Growth and productivity gains, partially offset by return to campus expenses |

***Strong Primary Intake and Continued Improvements in Profitability***

(1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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14© 2023 Laureate Education, Inc. Peru Segment Results (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q3 Results Q3 YTD Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q3 ’23 Organic/CC Vs. Q3 ’22 (1) Q3 YTD ’23 Organic/CC Vs. Q3 YTD ’22 (1) New Enrollment 27K 2% 86K 9% • Strong growth during primary intake cycle in Q1 • Smaller secondary intake in Q3 up 2% YoY Total Enrollment 210K 4% 210K 4% • New enrollment volume offset by higher attrition during Q3 secondary intake related to macroeconomic conditions Revenue $176 10% $515 10% • Enrollment growth and price/mix Adj. EBITDA $66 3% $207 1% • Includes costs for return to face-to-face classes at campuses Adj. EBITDA margin 37.6% (245 bps) 40.2% (389 bps) • Margin impacted by return to campus expenses Favorable Pricing/Mix & Enrollment Volume Driving Top Line Growth

15© 2023 Laureate Education, Inc. OUTLOOK

16© 2023 Laureate Education, Inc. 2023 Updated FY Outlook (At Mid-Point)1 Strong Top Line Growth With Continued Margin Expansion (1) Based on actual FX rates for January through October, and spot FX rates (local currency per US dollar) of MXN 18.30 & PEN 3.86 for November through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA or its related margin to projected net income or its related margin without unreasonable effort. Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) 423 447 2022A 2023E +6% $1,242 $1,461 2022A 2023E +18% 2022A 2023E $339 $413 +22% Adjusted EBITDA Margin % 2022A 2023E 27.3% 28.3% 100 bps

# 2023 FY Outlook - Updated

| ($ in millions) (Enrollments in thousands) | Prior FY 2023 Outlook | FX Change (mid-point) | Operational Change (mid-point) | Current FY 2023 Outlook (1) |
|---|---|---|---|---|
| Total Enrollment | 447K – 455K | - | (4) | Approx. 447K |
| Revenue | $1,483 - $1,495 | ($30) | $2 | $1,457 - $1,465 |
| Adjusted EBITDA | $419 - $427 | ($9) | ($1) | $410 - $416 |

(1) Based on actual FX rates for January through October, and spot FX rates (local currency per US dollar) of MXN 18.30 & PEN 3.86 for November through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded.

***Weaker FX Rates (Vs August) Resulting in Change in Outlook***
***However, FX Rates Still Providing Significant YoY Benefit***

Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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18© 2023 Laureate Education, Inc. Q4 2023 Guidance Details Note: An outlook for Q4 2023 and implied 2H net income and reconciliation of the forward-looking Q4 2023 and 2H implied Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. (1) Based on actual FX rates for July through October, and spot FX rates (local currency per US dollar) of MXN 18.30 & PEN 3.86 for November through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. ($ in millions) Q4 2023 Outlook (1) 2H 2023 Implied Outlook (1) Revenue $382 - $390 $744 - $752 Adjusted EBITDA $123 - $129 $201 - $207 Continued Growth in Profitability Expected in Q4 2023

19© 2023 Laureate Education, Inc. APPENDIX

20© 2023 Laureate Education, Inc. Q3 ’23 B / (W) Vs. Q3 ’22 Notes ($ in millions) Reported $ % Adjusted EBITDA 78 6 8% Depreciation & Amort. (18) (3) n.m. Interest Expense, net (2) (1) n.m. Impairments - - n.m. Other 11 (3) n.m. • Non-cash FX translation gain on intercompany loans Income Tax (34) 6 14% Income From Continuing Operations 36 4 12% Discontinued Operations (Net of Tax) 0 1 n.m. Net Income 36 5 16% Income from Continuing Operations Improved Versus Prior Year 2023 Third Quarter – Net Income Reconciliation

21© 2023 Laureate Education, Inc. Q3 YTD ’23 B / (W) Vs. Q3 YTD ’22 Notes ($ in millions) Reported $ % Adjusted EBITDA 287 43 18% Depreciation & Amort. (52) (8) (19%) Interest Expense, net (10) (4) n.m. Impairments (2) (2) n.m. Other (53) (43) n.m. • Non-cash FX translation loss on intercompany loans Income Tax (101) 58 n.m. • Prior year included discrete tax expenses Income From Continuing Operations 69 43 n.m. Discontinued Operations (Net of Tax) (4) (8) n.m. Net Income 66 36 n.m. 2023 Q3 YTD – Net Income Reconciliation Income from Continuing Operations Improved Versus Prior Year

22© 2023 Laureate Education, Inc. Capitalization at 9/30/2023  Total current shares outstanding of 157M shares as of September 30th Strong Balance Sheet Position – Essentially Net Debt Neutral ($ in millions) Total Company as of 9/30/23 Gross Debt $135 Less: Cash & Cash Equivalents ($131) Net Debt $4

# 2023 Full Year Guidance Details

| ($ in millions)<br>(Enrollments rounded to the nearest thousand) | Total Enrollment | Revenues | Adj. EBITDA |
|---|---|---|---|
| **2022 FY Results Adjusted** | **423K** | **$1,242** | **$339** |
| Organic Growth | Approx. 24K | $122 - $130 | $47 - $53 |
| *Organic Growth %* | 6% | 10% | 14% - 16% |
| **2023 FY Guidance (Constant Currency)** | **Approx. 447K** | **$1,364 - $1,372** | **$386 - $392** |
| FX Impact (spot FX) (1) | | $93 | $24 |
| **2023 FY Guidance (@ spot FX) (1)** | **Approx. 447K** | **$1,457 - $1,465** | **$410 - $416** |
| *As Reported Growth %* | *6%* | 17% - 18% | 21% - 23% |

***Strong Top Line Growth With Continued Margin Expansion***

(1) Based on actual FX rates for January through October, and spot FX rates (local currency per US dollar) of MXN 18.30 & PEN 3.86 for November through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded.

Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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# Q4 & 2H 2023 Guidance Details

| ($ in millions) | Q4 Guidance | | 2H Implied Guidance | |
|---|---|---|---|---|
| | Revenues | Adj. EBITDA | Revenues | Adj. EBITDA |
| **2022 Results As Reported** | **$346** | **$95** | **$647** | **$168** |
| *Timing Impact Intra-Year (academic calendar)* | $0 | $0 | $0 | $0 |
| **2022 Results Adjusted** | **$346** | **$95** | **$647** | **$168** |
| Organic Growth | $22 - $30 | $22 - $28 | $45 - $53 | $21 - $27 |
| *Organic Growth %* | 6% - 9% | 23% - 29% | 7% - 8% | 12% - 16% |
| **2023 Guidance (Constant Currency)** | **$368 - $376** | **$117 - $123** | **$692 - $700** | **$189 - $195** |
| FX Impact (spot FX) (1) | $14 | $6 | $52 | $13 |
| **2023 Guidance (@ spot FX) (1)** | **$382 - $390** | **$123 - $129** | **$744 - $752** | **$201 - $207** |
| *As Reported Growth %* | *10% - 13%* | *29% - 36%* | *15% - 16%* | *20% - 23%* |

***Continued Growth in Profitability Expected in 2H 2023***

(1) Based on actual FX rates for July through October, and spot FX rates (local currency per US dollar) of MXN 18.30 & PEN 3.86 for November through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded.

Note: An outlook for Q4 2023 and implied 2H net income and reconciliation of the forward-looking Q4 2023 and 2H implied Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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25© 2023 Laureate Education, Inc. • Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings • Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Reported FCF Intra-Year Seasonality Trends Factors Affecting Seasonality  Main intake cycles: – Q1 - Peru – Q3 - Mexico  Academic calendar  FX trends 17% 31% 23% 29% 19% 30% 24% 28% 18% 30% 25% 27% 17% 31% 24% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 (11%) 47% 15% 49% (14%) 46% 24% 44% 4% 42% 30% 24% 8% 43% 21% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 39% 9% 51% 1% 28% 22% 48% 2% 38% 10% 49% 2% 37% 11% 50% 3% 0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 2019 2020 2021 2022

26© 2023 Laureate Education, Inc. Financial Results & Tables

# Financial Tables

Consolidated Statements of Operations

| | For the three months ended September 30, | | | For the nine months ended September 30, | | |
|---|---|---|---|---|---|---|
| *IN MILLIONS* | **2023** | **2022** | **Change** | **2023** | **2022** | **Change** |
| **Revenues** | $ 361.5 | $ 301.0 | $ 60.5 | $ 1,074.9 | $ 895.9 | $ 179.0 |
| Costs and expenses: | | | | | | |
| Direct costs | 291.1 | 229.4 | 61.7 | 810.4 | 655.1 | 155.3 |
| General and administrative expenses | 11.8 | 15.3 | (3.5) | 34.0 | 48.8 | (14.8) |
| Loss on impairment of assets | — | — | — | 1.6 | 0.1 | 1.5 |
| **Operating income** | 58.7 | 56.3 | 2.4 | 228.8 | 192.0 | 36.8 |
| Interest income | 2.8 | 2.0 | 0.8 | 6.9 | 5.6 | 1.3 |
| Interest expense | (5.2) | (3.7) | (1.5) | (17.3) | (11.6) | (5.7) |
| Other income, net | 0.1 | 1.4 | (1.3) | 0.2 | 0.4 | (0.2) |
| Foreign currency exchange gain (loss), net | 9.8 | 15.1 | (5.3) | (51.6) | (2.9) | (48.7) |
| Gain on disposal of subsidiaries, net | 3.3 | — | 3.3 | 3.6 | 1.5 | 2.1 |
| Income from continuing operations before income taxes and equity in net income of affiliates | 69.5 | 71.1 | (1.6) | 170.7 | 185.0 | (14.3) |
| Income tax expense | (33.7) | (39.3) | 5.6 | (101.4) | (159.2) | 57.8 |
| Equity in net income of affiliates, net of tax | — | — | — | — | 0.1 | (0.1) |
| **Income from continuing operations** | 35.7 | 31.9 | 3.8 | 69.3 | 25.9 | 43.4 |
| Income (loss) from discontinued operations, net of tax | 0.2 | (0.8) | 1.0 | (3.8) | 4.1 | (7.9) |
| **Net income** | 36.0 | 31.0 | 5.0 | 65.5 | 29.9 | 35.6 |
| Net loss attributable to noncontrolling interests | 0.2 | 0.1 | 0.1 | 0.2 | 0.4 | (0.2) |
| **Net income attributable to Laureate Education, Inc.** | $ 36.2 | $ 31.1 | $ 5.1 | $ 65.7 | $ 30.3 | $ 35.4 |
| **Basic and diluted earnings per share:** | | | | | | |
| Basic weighted average shares outstanding | 157.3 | 164.6 | (7.3) | 157.2 | 169.9 | (12.7) |
| Diluted weighted average shares outstanding | 157.8 | 165.0 | (7.2) | 157.7 | 170.4 | (12.7) |
| Basic and diluted earnings per share | $ 0.23 | $ 0.19 | $ 0.04 | $ 0.42 | $ 0.17 | $ 0.25 |

Note: Dollars in millions, and may not sum to total due to rounding

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# Financial Tables

Revenue and Adjusted EBITDA by segment: Quarter

*IN MILLIONS*

| For the three months ended September 30, | 2023 | 2022 | % Change: Reported | % Change: Organic Constant Currency[(1)] | $ Variance Components: Total | $ Variance Components: Organic Constant Currency | $ Variance Components: Other | $ Variance Components: Acq/Div. | $ Variance Components: FX |
|---|---|---|---|---|---|---|---|---|---|
| Revenues | | | | | | | | | |
| Mexico | $ 185.4 | $ 147.8 | 25% | 6% | $ 37.6 | $ 8.8 | $ — | $ — | $ 28.8 |
| Peru | 176.2 | 152.5 | 16% | 10% | 23.7 | 14.7 | — | — | 9.0 |
| Corporate & Eliminations | — | 0.7 | (100)% | (100)% | (0.7) | (0.7) | — | — | — |
| Total Revenues | $ 361.5 | $ 301.0 | 20% | 8% | $ 60.5 | $ 22.7 | $ — | $ — | $ 37.8 |
| | | | | | | | | | |
| Adjusted EBITDA | | | | | | | | | |
| Mexico | $ 21.9 | $ 23.4 | (6)% | (23)% | $ (1.5) | $ (5.4) | $ 0.3 | $ — | $ 3.6 |
| Peru | 66.3 | 61.2 | 8% | 3% | 5.1 | 1.8 | — | — | 3.3 |
| Corporate & Eliminations | (9.9) | (11.9) | 17% | 17% | 2.0 | 2.0 | — | — | — |
| Total Adjusted EBITDA | $ 78.4 | $ 72.8 | 8% | (2)% | $ 5.6 | $ (1.6) | $ 0.3 | $ — | $ 6.9 |

(1) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2022 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

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# Financial Tables

Revenue and Adjusted EBITDA by segment: Year-to-Date

*IN MILLIONS*

| For the nine months ended September 30, | 2023 | 2022 | % Change: Reported | % Change: Organic Constant Currency[2] | $ Variance Components: Total | $ Variance Components: Organic Constant Currency | Other | Acq/Div. | FX |
|---|---|---|---|---|---|---|---|---|---|
| **Revenues** | | | | | | | | | |
| Mexico | $ 559.5 | $ 435.0 | 29% | 13% | $ 124.5 | $ 56.5 | $ — | $ — | $ 68.0 |
| Peru | 515.4 | 457.1 | 13% | 10% | 58.3 | 47.0 | — | — | 11.3 |
| Corporate & Eliminations | — | 3.8 | (100)% | (100)% | (3.8) | (3.8) | — | — | — |
| **Total Revenues** | $ 1,074.9 | $ 895.9 | 20% | 11% | $ 179.0 | $ 99.7 | $ — | $ — | $ 79.3 |
| **Adjusted EBITDA** | | | | | | | | | |
| Mexico | $ 109.1 | $ 79.8 | 37% | 19% | $ 29.3 | $ 15.1 | $ 0.4 | $ — | $ 13.8 |
| Peru | 207.1 | 201.4 | 3% | 1% | 5.7 | 1.1 | — | — | 4.6 |
| Corporate & Eliminations | (28.8) | (37.2) | 23% | 23% | 8.4 | 8.4 | — | — | — |
| **Total Adjusted EBITDA** | $ 287.3 | $ 244.1 | 18% | 10% | $ 43.2 | $ 24.4 | $ 0.4 | $ — | $ 18.4 |

(2) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2022 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

© 2023 Laureate Education, Inc.
29

30© 2023 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS September 30, 2023 December 31, 2022 Change Assets Cash and cash equivalents $ 130.9 $ 85.2 $ 45.7 Receivables (current), net 95.7 80.7 15.0 Other current assets 52.7 60.3 (7.6) Property and equipment, net 543.6 523.4 20.2 Operating lease right-of-use assets, net 356.4 389.6 (33.2) Goodwill and other intangible assets 804.4 735.1 69.3 Deferred income taxes 58.1 51.9 6.2 Other long-term assets 44.3 46.0 (1.7) Current and long-term assets held for sale 11.3 — 11.3 Total assets $ 2,097.3 $ 1,972.2 $ 125.1 Liabilities and stockholders' equity Accounts payable and accrued expenses $ 196.1 $ 178.6 $ 17.5 Deferred revenue and student deposits 81.0 51.3 29.7 Total operating leases, including current portion 393.2 415.9 (22.7) Total long-term debt, including current portion 132.1 232.1 (100.0) Other liabilities 318.3 318.6 (0.3) Current and long-term liabilities held for sale 11.5 — 11.5 Total liabilities 1,132.2 1,196.5 (64.3) Redeemable noncontrolling interests and equity 1.4 1.4 — Total stockholders' equity 963.6 774.4 189.2 Total liabilities and stockholders' equity $ 2,097.3 $ 1,972.2 $ 125.1

31© 2023 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the nine months ended September 30, IN MILLIONS 2023 2022 Change Cash flows from operating activities Net income $ 65.5 $ 29.9 $ 35.6 Depreciation and amortization 52.0 43.6 8.4 Loss (gain) on sales and disposal of subsidiaries and property and equipment, net 5.3 (5.8) 11.1 Deferred income taxes (9.5) 8.2 (17.7) Unrealized foreign currency exchange loss (gain) 51.1 (2.2) 53.3 Income tax receivable/payable, net (6.7) 53.6 (60.3) Working capital, excluding tax accounts (25.8) (17.8) (8.0) Other non-cash adjustments 55.6 45.2 10.4 Net cash provided by operating activities 187.4 154.7 32.7 Cash flows from investing activities Purchase of property and equipment (26.7) (16.8) (9.9) Expenditures for deferred costs — (0.4) 0.4 Receipts from sales of discontinued operations and property and equipment 0.5 83.4 (82.9) Net cash (used in) provided by investing activities (26.2) 66.3 (92.5) Cash flows from financing activities Decrease in long-term debt, net (119.1) (35.2) (83.9) Proceeds from exercise of stock options 3.2 11.9 (8.7) Payments to repurchase common stock — (207.2) 207.2 Financing other, net (4.3) (6.0) 1.7 Net cash used in financing activities (120.2) (236.5) 116.3 Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 4.0 6.4 (2.4) Change in cash included in current assets held for sale (0.3) — (0.3) Net change in Cash and cash equivalents and Restricted cash 44.7 (9.1) 53.8 Cash and cash equivalents and Restricted cash at beginning of period 93.8 345.6 (251.8) Cash and cash equivalents and Restricted cash at end of period $ 138.4 $ 336.5 $ (198.1)

# Financial Tables

Non-GAAP Reconciliation (1 of 3)

The following table reconciles Net income to Adjusted EBITDA and Adjusted EBITDA margin:

| IN MILLIONS | For the three months ended September 30, 2023 | 2022 | Change | For the nine months ended September 30, 2023 | 2022 | Change |
|---|---|---|---|---|---|---|
| **Net income** | $ 36.0 | $ 31.0 | $ 5.0 | $ 65.5 | $ 29.9 | $ 35.6 |
| Plus: | | | | | | |
| (Income) loss from discontinued operations, net of tax | (0.2) | 0.8 | (1.0) | 3.8 | (4.1) | 7.9 |
| Income from continuing operations | 35.7 | 31.9 | 3.8 | 69.3 | 25.9 | 43.4 |
| Plus: | | | | | | |
| Equity in net income of affiliates, net of tax | — | — | — | — | (0.1) | 0.1 |
| Income tax expense | 33.7 | 39.3 | (5.6) | 101.4 | 159.2 | (57.8) |
| Income from continuing operations before income taxes and equity in net income of affiliates | 69.5 | 71.1 | (1.6) | 170.7 | 185.0 | (14.3) |
| Plus: | | | | | | |
| Gain on disposal of subsidiaries, net | (3.3) | — | (3.3) | (3.6) | (1.5) | (2.1) |
| Foreign currency exchange (gain) loss, net | (9.8) | (15.1) | 5.3 | 51.6 | 2.9 | 48.7 |
| Other income, net | (0.1) | (1.4) | 1.3 | (0.2) | (0.4) | 0.2 |
| Interest expense | 5.2 | 3.7 | 1.5 | 17.3 | 11.6 | 5.7 |
| Interest income | (2.8) | (2.0) | (0.8) | (6.9) | (5.6) | (1.3) |
| Operating income | 58.7 | 56.3 | 2.4 | 228.8 | 192.0 | 36.8 |
| Plus: | | | | | | |
| Depreciation and amortization | 17.9 | 14.5 | 3.4 | 52.0 | 43.6 | 8.4 |
| EBITDA | 76.6 | 70.8 | 5.8 | 280.8 | 235.6 | 45.2 |
| Plus: | | | | | | |
| Share-based compensation expense [3] | 1.8 | 1.8 | — | 4.9 | 7.0 | (2.1) |
| Loss on impairment of assets [4] | — | — | — | 1.6 | 0.1 | 1.5 |
| EiP implementation expenses [5] | — | 0.2 | (0.2) | — | 1.3 | (1.3) |
| Adjusted EBITDA | $ 78.4 | $ 72.8 | $ 5.6 | $ 287.3 | $ 244.1 | $ 43.2 |
| | | | | | | |
| Revenues | $ 361.5 | $ 301.0 | $ 60.5 | $ 1,074.9 | $ 895.9 | $ 179.0 |
| Income from continuing operations margin | 9.9 % | 10.6 % | -70 bps | 6.5 % | 2.9 % | 357 bps |
| Adjusted EBITDA margin | 21.7 % | 24.2 % | -250 bps | 26.7 % | 27.2 % | -52 bps |

(3) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718.

(4) Represents non-cash charges related to impairments of long-lived assets.

(5) Excellence-in-Process (EiP) implementation expenses were related to our enterprise-wide initiative to optimize and standardize Laureate's processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs that were incurred in connection with previous dispositions and completed dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

© 2023 Laureate Education, Inc. 32

Note: Dollars in millions, and may not sum to total due to rounding

33© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (2 of 3) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles operating cash flow to Free Cash Flow for the nine months ended September 30, 2023 and 2022: IN MILLIONS 2023 2022 Change Net cash provided by operating activities $ 187.4 $ 154.7 $ 32.7 Capital expenditures: Purchase of property and equipment (26.7) (16.8) (9.9) Expenditures for deferred costs — (0.4) 0.4 Free Cash Flow $ 160.7 $ 137.5 $ 23.2

34© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (3 of 3) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles Net income to Adjusted EBITDA and Adjusted EBITDA margin: IN MILLIONS For the year ended December 31, 2022 Net income $ 69.0 Plus: Income from discontinued operations, net of tax (8.3) Income from continuing operations 60.7 Plus: Equity in net income of affiliates, net of income tax (0.3) Income tax expense 185.4 Income from continuing operations before income taxes and equity in net income of affiliates 245.9 Plus: Gain on disposal of subsidiaries, net (1.4) Foreign currency exchange loss 17.4 Other income, net (0.8) Interest expense 16.4 Interest income (7.6) Operating income 270.0 Plus: Depreciation and amortization 59.1 EBITDA 329.1 Plus: Stock-based compensation expense (6) 8.8 Impairment (7) 0.1 EiP expenses (8) 0.8 Adjusted EBITDA $ 338.9 Revenues $ 1,242.3 Income from continuing operations margin 4.9 % Adjusted EBITDA margin 27.3% (6) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (7) Represents non-cash charges related to impairments of long-lived assets. (8) Excellence-in-Process (EiP) implementation expenses were related to our enterprise-wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs that were incurred in connection with previous dispositions and completed dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

35© 2023 Laureate Education, Inc.